T. Rowe Price No-Load Variable Annuity T. Rowe Price No-Load Immediate Variable Annuity	T. Rowe Price No-Load Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207

Supplement Dated March 31, 2022
To Current Prospectus

Important Information about

T. Rowe Price Government Money

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.

Effective April 29, 2022, the T. Rowe Price Government Money Subaccount (the “TRP Subaccount”) will no longer be available as an investment option under your Contract. The underlying fund of the TRP Subaccount, the T. Rowe Price Government Money Portfolio is expected to be liquidated on or about May 6, 2022.

If you have allocated Contract Value to the TRP Subaccount, you may want to consider transferring your Contract Value to another available subaccount prior to April 29, 2022. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from the TRP Subaccount to another subaccount, and such transfer will not count toward any transfer limit under your Contract.

If a transfer request is not received by the close of business on April 28, 2022, Contract Value allocated to the TRP Subaccount and redemption proceeds received upon the Fund’s liquidation will be reallocated to the Invesco V.I. Government Money Market Subaccount, which invests in the Invesco V.I. Government Money Market Fund. The fund will be added to the Contract as of April 29, 2022. The investment objective of the Invesco V.I. Government Money Market Fund is to provide current income consistent with preservation of capital and liquidity. If you have instructions designating allocation to the TRP Subaccount as part of a Dollar Cost Averaging or Asset Reallocation Option, those allocation instructions will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the TRP Subaccount), you need to submit a new form to the T. Rowe Price Variable Annuity Service Center (for contracts issued by SBL) or Administrative Office (for contracts issued by FSBL).

More detailed information regarding the investment objective, policies, risks, and expenses associated with the Invesco V.I. Government Money Market Fund, and other relevant information, may be found in the respective fund prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. You may contact Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York to obtain additional information, including a transfer request form or copies of the fund prospectus. The fund prospectuses are also available online at https://dfinview.com/SecurityBenefit/TAHD/814121505?site=PSBL for Contracts issued by Security Benefit Life Insurance Company and at https://dfinview.com/SecurityBenefit/TAHD/814121604?site=PFSBL for Contracts issued by First Security Benefit Life Insurance and Annuity Company of New York.

Please Retain This Supplement For Future Reference